SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 21, 2003

                             NBC CAPITAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Mississippi                  1-15773                     64-0694755
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)

NBC Plaza, Starkville, Mississippi                                         39759
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code       (601)-343-1341

                                      n/a
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          (Former Name or Former Address, if Changed Since Last Report

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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number       Exhibit
    --------------       -------
    99.1                 Press Release dated July 21, 2003

Item 9. Regulation FD Disclosure/Results of Operations and Financial Condition.

On July 21, 2003, NBC Capital Corporation ("NBY") issued a press release announcing financial information for its fiscal second quarter ended June 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission. This information is provided under Item 12 of Form 8-K.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NBC CAPITAL CORPORATION

                                           By: /s/ Richard T. Haston
                                               ---------------------------------
                                           Richard T. Haston
                                           Executive Vice President,
                                           Chief Financial Officer and Treasurer

Dated: July 21, 2003

                                INDEX TO EXHIBITS

Exhibit Number         Exhibit
--------------         -------
99.1                   Press Release dated July 21, 2003 *

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.